1998 ANNUAL REPORT




THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
-----------------------------------------
OCTOBER 31, 1998




OppenheimerFunds
The Right Way To Invest

JAMES C. SWAIN
Chairman
The New York Tax-Exempt
Income Fund, Inc.

BRIDGET A. MACASKILL
President
The New York Tax-Exempt
Income Fund, Inc.

Dear Shareholder:

The New York Tax-Exempt Income Fund, Inc. provided an average annual total return at market value of (0.22)% during the fiscal year that ended October 31, 1998. The Fund paid shareholders tax-exempt income with a dividend return of 5.08% for the month that also ended October 31, 1998.(1) For New York State residents in the 43.74% combined effective tax bracket, this tax-free dividend would have been equivalent to a taxable dividend of 9.03%.(2)

The overall bond market, including New York municipal bonds, traded within a tight range throughout the period. Prices and yields generally did not rise or fall sharply, which limited the Fund's price appreciation potential, but helped enable us to provide investors with a steady stream of tax-free income.

During the later half of the fiscal year, corporate earnings and other economic data clearly showed that the Asian crisis was negatively affecting global profits. However, uncharacteristically most bonds failed to rally substantially in response to this information. The one exception was U.S. Treasury securities, which benefited from investors' desires for the most conservative, highest-quality securities in the face of global uncertainty. New York bonds showed some modest, steady gains as well. Prices in the sector were limited by very high rates of issuance, which created an oversupply of tax-exempt municipal instruments. As a result, by the end of the period, municipal bonds were available at bargain prices relative to Treasuries.

With high-quality New York municipal bonds available at the lowest valuations relative to Treasuries that we have seen in years, we chose to keep the portfolio almost fully invested. We invested primarily in larger municipalities and economically strong sectors of vital interest to the city and state. We also sought out sound issues available at attractive prices whenever possible, subjecting candidates to thorough credit analysis.

Earlier in the fiscal year, we invested in undervalued issues, including state appropriation bonds issued by the city and state universities and transportation authorities. We added to our position in New York City bonds because we believed the city's financial position was strengthening. We also maintained investment positions in Puerto Rico bonds, which helped broaden the Fund's diversification while providing shareholders with income exempt from New York State and local taxes.




SHAREHOLDERS OF THE NEW YORK TAX-EXEMPT INCOME FUND, INC. ARE BEING ASKED TO APPROVE THE REORGANIZATION OF THE FUND INTO OPPENHEIMER NEW YORK MUNICIPAL FUND, WHICH, IF APPROVED BY SHAREHOLDERS AT A MEETING SCHEDULED FOR JANUARY 15, 1999, WILL OCCUR ON JANUARY 22, 1999.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Total return is based on the change in market value per share from 10/31/97 to 10/31/98, without deducting any sales charges or brokerage costs. Returns would have been lower if brokerage costs were deducted. Dividend return is determined by annualizing the October 1998 dividend of $0.0405 and dividing by the closing price on the American Stock Exchange of $9.56 per share on 10/29/98 (payment date). Past performance does not guarantee future results.

2. Assumes a combined effective tax bracket of 43.74% for New York residents, using the 36% federal and the maximum New York State income tax rates. A portion of the Fund's distributions may be subject to federal, state and local income taxes. For investors subject to alternative minimum income tax, a portion of the Fund's distributions may increase that tax. Tax rates may be lower depending on individual circumstances.


 2   The New York Tax-Exempt Income Fund, Inc.

Beginning in April 1998, we sold issues with shorter-call protection and pre-refunded bonds, which we believed were trading at relatively high prices. In the absence of new, undervalued opportunities that met our strict investment criteria, we focused on securities in the housing sector, including bonds used to finance adult living facilities that combine both nursing and residential services. We also participated in a major, successful issuance by the Long Island Power Authority (LIPA).

Although we believe utilities hold promise for the future, we generally avoided utility bonds other than the unique LIPA issuance because the sector continues to be impacted by deregulation.

In addition to the careful selection of investment sectors and individual issues, we sought to boost returns and help reduce risks by actively managing the portfolio's average duration. Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the better it is likely to perform in an environment of falling interest rates.

In closing, with New York municipal bond yields unusually close to those of 30-year Treasuries, we believe these tax-free municipal instruments offer investors an uncommonly attractive opportunity. When Treasury yields stabilize or begin to rise, we believe municipal yields are likely to return to their comparative historical norms, providing the potential for relative price appreciation.

In addition, we believe New York State's steady recovery continues, as evidenced by credit-rating upgrades and budget surpluses. At OppenheimerFunds, we are cautiously optimistic about the region's future prospects. As always, we will continue to employ our strategy that combines conservative risk management with a relentless search for undervalued issues in order to help investors minimize risk while seeking the benefits of income free from New York State, City and federal taxes.

Sincerely,

/s/James C. Swain                         /s/Bridget A. Macaskill
James C. Swain                            Bridget A. Macaskill
Chairman                                  President


November 20, 1998


3   The New York Tax-Exempt Income Fund, Inc.

STATEMENT OF INVESTMENTS  October 31, 1998

                                                                          RATINGS: MOODY'S/
                                                                          S&P/FITCH             FACE             MARKET VALUE
                                                                          (UNAUDITED)           AMOUNT           SEE NOTE 1
=============================================================================================================================
MUNICIPAL BONDS AND NOTES - 94.7%
----------------------------------------------------------------------------------------------------------------------------
NEW YORK - 86.6%
----------------------------------------------------------------------------------------------------------------------------
Allegany Cnty., NY IDA RB, Houghton College Civic Facility, 5.25%,
1/15/24                                                                   NR/BBB                $1,000,000       $  997,840
----------------------------------------------------------------------------------------------------------------------------
Buffalo, NY MWFAU System RRB, Series B, FGIC Insured, 5%, 7/1/18          Aaa/AAA                1,200,000        1,200,444
----------------------------------------------------------------------------------------------------------------------------
L.I., NY PAU Electric Systems RRB, Series A, 5.50%, 12/1/29               Baa1/A-/A-             1,000,000        1,033,380
----------------------------------------------------------------------------------------------------------------------------
Monroe Cnty., NY IDA RB, DePaul Community Facilities, Series A,
5.875%, 2/1/28                                                            NR/NR                    450,000          455,085
----------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19                             Aaa/A-/A-              1,295,000        1,462,159
----------------------------------------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance, Series D, 7.50%, 2/1/19                      A3/A-/A-                   5,000            5,580
----------------------------------------------------------------------------------------------------------------------------
NYC GORB, Series D, 5.25%, 8/1/21                                         A3/A-/A-               1,000,000        1,008,510
----------------------------------------------------------------------------------------------------------------------------
NYC Health & Hospital Corp. RRB, AMBAC Insured, Inverse Floater,
7.30%, 2/15/23(1)                                                         Aaa/AAA/AAA            1,000,000        1,080,000
----------------------------------------------------------------------------------------------------------------------------
NYC IDA Civic Facility RB, Community Resources Development, 7.50%,
8/1/26                                                                    NR/NR                    500,000          540,575
----------------------------------------------------------------------------------------------------------------------------
NYC IDA RRB, Brooklyn Navy Yard Cogen Partners, 5.75%, 10/1/36            Baa3/BBB-                500,000          511,675
----------------------------------------------------------------------------------------------------------------------------
NYC IDAU RB, Visy Paper, Inc. Project, 7.95%, 1/1/28                      NR/NR                  1,250,000        1,412,800
----------------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB, Series C, FGIC Insured, 5%, 6/15/21                    Aaa/AAA/AAA            1,000,000          992,580
----------------------------------------------------------------------------------------------------------------------------
NYC Niagara Falls SDI COP, High School Facility, 5.375%, 6/15/28          Baa3/BBB-              1,145,000        1,153,794
----------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Judicial Facilities Lease, Escrowed to Maturity, BIG
Insured, 7.375%, 7/1/16                                                   Aaa/AAA                  250,000          319,487
----------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, St. Thomas Aquinas, 5%, 7/1/14                                NR/AA                  1,125,000        1,126,901
----------------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB, L.I. Lighting Co., Series C, 6.90%, 8/1/22                Ba1/BB+                1,000,000        1,094,310
----------------------------------------------------------------------------------------------------------------------------
NYS ERDAUPC RB, Rochester Gas & Electric Co. Project, Series C,
8.375%, 12/1/28                                                           A3/BBB+                  250,000          255,857
----------------------------------------------------------------------------------------------------------------------------
NYS GORB, 9.875%, 11/15/05                                                A2/A/A+                  400,000          539,424
----------------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Inverse Floater, 6.621%, 10/1/24(1)                           NR/NR                  1,000,000        1,023,950
----------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, MHESF, Unrefunded Balance, Series B, 7.875%, 8/15/20        A3/BBB+                  365,000          396,547
----------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RRB, MHESF, Unrefunded Balance, Series A, 8.875%, 8/15/07       A3/A-                    145,000          147,091
----------------------------------------------------------------------------------------------------------------------------
NYS TBTAU GP RRB, Series A, 5.125%, 1/1/22                                Aa3/A+/AA              1,175,000        1,174,918
----------------------------------------------------------------------------------------------------------------------------
NYS UDC RRB, Correctional Capital Facilities, Series A, 5.25%, 1/1/21     Baa1/BBB+/A            1,000,000        1,003,180
----------------------------------------------------------------------------------------------------------------------------
Onondaga Cnty., NY RR Agency RB, RR Facilities Project, 7%,
5/1/15                                                                    Baa1/NR/A-               900,000          970,002
----------------------------------------------------------------------------------------------------------------------------
Suffolk Cnty., NY GORB, AMBAC Insured, 10%, 11/1/02                       Aaa/AAA/AAA              250,000          306,690
----------------------------------------------------------------------------------------------------------------------------
Syracuse, NY IDA Civic Facilities RB, Crouse Health Hospital, Inc.
Project, Series A, 5.375%, 1/1/23                                         NR/BBB                 1,000,000        1,002,000
                                                                                                                ------------
                                                                                                                 21,214,779
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS - 8.1%
----------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Aqueduct & Sewer Authority RB, Escrowed to Maturity, 10.25%,
7/1/09                                                                    Aaa/AAA                  800,000        1,101,408
----------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU Special RRB, Unrefunded Balance, Series A,
7.90%, 7/1/07                                                             Baa1/BBB+                 95,000           97,233
----------------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC Facilities FAU RB, American
Airlines Inc. Project, 6.45%, 12/1/25                                     A3/BB+                   435,000          478,674
----------------------------------------------------------------------------------------------------------------------------
PR Public Buildings Authority RB, Series B, 5.25%, 7/1/21                 Baa1/A                   300,000          304,509
                                                                                                                ------------
                                                                                                                  1,981,824
                                                                                                                ------------
Total Municipal Bonds and Notes (Cost $21,903,647)                                                               23,196,603


 4  The New York Tax-Exempt Income Fund, Inc.



STATEMENT OF INVESTMENTS  (Continued)


                                                                                                FACE            MARKET VALUE
                                                                                                AMOUNT          SEE NOTE 1
============================================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS - 4.1%
----------------------------------------------------------------------------------------------------------------------------
NYS DA RB, Cornell University, Series B, 3.70%, 11/2/98(2)
(Cost $1,000,000)                                                                               $1,000,000      $ 1,000,000

----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $22,903,647)                                                        98.8%      24,196,603
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                        1.2          305,756
                                                                                                -----------     ------------
NET ASSETS                                                                                            100.0%    $24,502,359
                                                                                                ===========     ============


To simplify the listings of securities, abbreviations are used per the table below:

CMWLTH - Commonwealth                                                     MHESF - Mental Health Services Facilities
COP - Certificates of Participation                                       MWFAU - Municipal Water Finance Authority
DA - Dormitory Authority                                                  NYC - New York City
ERDAUEF - Energy Research & Development Authority Electric Facilities     NYS - New York State
ERDAUPC - Energy Research & Development Authority Pollution Control       PAU - Power Authority
FAU - Finance Authority                                                   PC - Pollution Control
GP - General Purpose                                                      RB - Revenue Bonds
GOB - General Obligation Bonds                                            RR - Resource Recovery
GORB - General Obligation Refunding Bonds                                 RRB - Revenue Refunding Bonds
IDA - Industrial Development Agency                                       SDI - School District
IDAU - Industrial Development Authority                                   TBTAU - Triborough Bridge & Tunnel Authority
MAG - Mtg. Agency                                                         UDC - Urban Development Corp.
MCFFA - Medical Care Facilities Finance Agency                            WSS - Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $2,103,950 or 8.59% of the Fund's net assets as of October 31, 1998.
2. Variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on October 31, 1998.

As of October 31, 1998, securities subject to the alternative minimum tax amount to $4,244,645, or 17.32% of the Fund's net assets.












 5   The New York Tax-Exempt Income Fund, Inc.

--------------------------------------------------------------------------------
Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

INDUSTRY                                                                                       MARKET VALUE           PERCENT
-----------------------------------------------------------------------------------------------------------------------------
Lease Rental                                                                                   $ 3,324,608               13.8%
General Obligation                                                                               3,322,363               13.7
Water Utilities                                                                                  3,294,432               13.6
Higher Education                                                                                 3,124,741               12.9
Electric Utilities                                                                               2,895,222               12.0
Hospital/Healthcare                                                                              2,082,000                8.6
Manufacturing, Non-Durable Goods                                                                 1,412,800                5.8
Highways                                                                                         1,174,918                4.9
Single Family Housing                                                                            1,023,950                4.2
Resource Recovery                                                                                  970,002                4.0
Not-for-Profit Organization                                                                        540,575                2.2
Corporate Backed                                                                                   478,674                2.0
Adult Living Facilities                                                                            455,085                1.9
Sales Tax                                                                                           97,233                0.4
                                                                                               ------------           -------
Total                                                                                          $24,196,603              100.0%
                                                                                               ============           =======


See accompanying Notes to Financial Statements.







 6   The New York Tax-Exempt Income Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES  October 31, 1998



===================================================================================================================================
ASSETS
Investments, at value (cost $22,903,647)--see accompanying statement                                                    $24,196,603
------------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                                                    427,696
Other                                                                                                                         3,380
                                                                                                                        ------------
Total assets                                                                                                             24,627,679

====================================================================================================================================
LIABILITIES
Bank overdraft                                                                                                                2,990
------------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                                                   101,975
Shareholder reports                                                                                                          11,734
Legal, auditing and other professional fees                                                                                   7,263
Other                                                                                                                         1,358
                                                                                                                        ------------
Total liabilities                                                                                                           125,320

====================================================================================================================================
NET ASSETS                                                                                                              $24,502,359
                                                                                                                        ============
====================================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                                                                                        $25,179
------------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                               23,010,428
------------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                                                    173,796
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                                        1,292,956
                                                                                                                        ------------
Net assets - applicable to 2,517,893 shares of capital stock outstanding                                                $24,502,359
                                                                                                                        ============

====================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                     $9.73
                                                                                                                        ============


See accompanying Notes to Financial Statements.




 7   The New York Tax-Exempt Income Fund, Inc.

STATEMENT OF OPERATIONS  For the Year Ended October 31, 1998


====================================================================================================================================
INVESTMENT INCOME
Interest                                                                                                                 $1,455,087

====================================================================================================================================
EXPENSES
Management fees - Note 4                                                                                                    122,132
------------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                          44,154
------------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                                  12,259
------------------------------------------------------------------------------------------------------------------------------------
Accounting service fees - Note 4                                                                                             12,000
------------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees - Note 4                                                                       11,677
------------------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                                   9,932
------------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                                  8,569
------------------------------------------------------------------------------------------------------------------------------------
Directors' fees and expenses                                                                                                  2,372
------------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                         3,902
                                                                                                                         -----------
Total expenses                                                                                                              226,997
Less expenses paid indirectly - Note 4                                                                                       (9,856)
                                                                                                                         -----------
Net expenses                                                                                                                217,141

====================================================================================================================================
NET INVESTMENT INCOME                                                                                                     1,237,946

====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                                                 212,770
Closing of futures contracts                                                                                                (18,575)
                                                                                                                         -----------
Net realized gain                                                                                                           194,195

------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                                        151,339
                                                                                                                         -----------
Net realized and unrealized gain                                                                                            345,534

====================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     $1,583,480
                                                                                                                         ===========


See accompanying Notes to Financial Statements.






 8   The New York Tax-Exempt Income Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                              YEAR ENDED OCTOBER 31,
                                                                                              1998                      1997
====================================================================================================================================
OPERATIONS
Net investment income                                                                         $ 1,237,946               $ 1,537,322
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                 194,195                   287,554
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                             151,339                   (82,854)
                                                                                              ------------               -----------
Net increase in net assets resulting from operations                                            1,583,480                 1,742,022

====================================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gain                                                             (272,510)                       --
------------------------------------------------------------------------------------------------------------------------------------
Distributions from income                                                                      (1,373,608)               (1,581,763)

====================================================================================================================================
CAPITAL STOCK TRANSACTIONS
Proceeds from shares issued to shareholders in
reinvestment of dividends and distributions--Note 2                                               172,825                   289,815

====================================================================================================================================
NET ASSETS
Total increase                                                                                    110,187                   450,074
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                            24,392,172                23,942,098
                                                                                              ------------              ------------
End of period (including undistributed net investment
income $69,752 in 1997)                                                                       $24,502,359               $24,392,172
                                                                                              ============              ============

See accompanying Notes to Financial Statements.








 9   The New York Tax-Exempt Income Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                      YEAR ENDED OCTOBER 31,
                                                      1998            1997              1996               1995            1994
====================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                    $9.76            $9.69             $9.79             $9.33          $10.77
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .49              .62               .64               .63             .65
Net realized and unrealized gain (loss)                   .14              .09              (.10)              .47           (1.18)
                                                        -----            -----             -----             -----           ------
Total income (loss) from investment operations            .63              .71               .54              1.10            (.53)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.55)            (.64)             (.64)             (.64)           (.66)
Distributions from net realized gain                     (.11)              --                --                --              --
Distributions in excess of net realized gain               --               --                --                --            (.25)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders        (.66)            (.64)             (.64)             (.64)           (.91)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $9.73            $9.76             $9.69             $9.79           $9.33
                                                        =====            =====             =====             =====           ======

Market value, end of period                             $9.56           $10.25            $10.00             $9.63           $9.50

====================================================================================================================================
TOTAL RETURN, AT MARKET VALUE(1)                        (0.22)%           9.40%            10.82%             8.32%         (17.70)%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $24,502          $24,392           $23,942           $23,879         $22,468
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $24,427          $24,088           $23,840           $23,143         $23,852
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    5.07%            6.35%             6.58%             6.62%            6.53%
Expenses(2)                                              0.93%            0.85%             0.85%             0.88%            0.87%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(3)                                 57%              33%               13%               12%               6%


1. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period.
2. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
3. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998 were $13,696,472 and $14,845,940, respectively.

See accompanying Notes to Financial Statements.

10   The New York Tax-Exempt Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
The New York Tax-Exempt Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund seeks to provide current income which is exempt from federal, New York State and New York City income taxes. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at the close of the American Stock Exchange on the last day of each week on which day the American Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $49,408, a decrease in overdistributed net investment income of $65,910, and a decrease in accumulated net realized gain on investments of $16,502.




11   The New York Tax-Exempt Income Fund, Inc.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Such cumulative change was limited to a reclassification adjustment and had no impact on net assets or total increase (decrease) in net assets. Accordingly, during the year ended October 31, 1998, amounts have been reclassified to reflect an increase in unrealized appreciation on investments of $242,391. Paid-in capital was decreased by the same amount. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  CAPITAL STOCK
The Fund has authorized 250 million shares of $.01 par value capital stock. Of these shares, 157,107 shares were reserved for issuance under a Dividend
Reinvestment and Cash Purchase Plan. Transactions in shares of capital stock were as follows:

                                            YEAR ENDED OCTOBER 31, 1998             YEAR ENDED OCTOBER 31, 1997
                                            SHARES             AMOUNT               SHARES            AMOUNT
                                            ---------------------------             ---------------------------
Net increase from dividends
 and distributions reinvested                    17,795        $172,825                  29,677        $289,815
                                            ===========        ========             ===========        ========

3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At October 31, 1998, net unrealized appreciation on investments of $1,292,956 was composed of gross appreciation of $1,313,527, and gross depreciation of $20,571.

4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the Fund's average annual net assets.

The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

12   The New York Tax-Exempt Income Fund, Inc.

5.  FUTURES CONTRACTS
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

5.  SUBSEQUENT EVENT
Shareholders of The New York Tax-Exempt Income Fund, Inc. are being asked to approve the reorganization of the Fund into Oppenheimer New York Municipal Fund, which, if approved by the shareholders at a meeting scheduled for January 15, 1999, will occur on January 22, 1999.


13   The New York Tax-Exempt Income Fund, Inc.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
The New York Tax-Exempt Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of The New York Tax-Exempt Income Fund, Inc. as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1998 and 1997 and the financial highlights for the period November 1, 1993 to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The New York Tax-Exempt Income Fund, Inc. at October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Denver, Colorado
November 20, 1998



14   The New York Tax-Exempt Income Fund, Inc.

FEDERAL INCOME TAX INFORMATION (Unaudited)

In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the fiscal year ended October 31, 1998 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, or to alternative minimum tax, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



15   The New York Tax-Exempt Income Fund, Inc.

GENERAL INFORMATION CONCERNING THE FUND

The New York Tax-Exempt Income Fund, Inc. is a closed-end investment company whose shares trade on the American Stock Exchange (the ASE). The Fund seeks to provide high current income which is exempt from federal, New York State and New York City income taxes. A portion of the Fund's distributions may be subject to income tax. For investors subject to the alternative minimum income tax, a portion of the fund's distributions may increase that tax. The Fund seeks to achieve its objective by investing in municipal obligations, the income from which is generally tax-exempt as described above. The Fund can invest in municipal lease obligations, municipal obligations with variable or floating interest rates and certain derivative investments, such as inverse floaters. The Fund can also use certain hedging instruments, although the Fund is not required to use these types of investments at all times. At the April 28, 1998 Board of Directors meeting, the Board approved a non-fundamental investment policy permitting the Fund to invest in municipal lease obligations with "non-appropriation" clauses, subject to the Fund's liquidity and credit quality guidelines for municipal lease obligations. The investment advisor (the Manager) of the Fund is OppenheimerFunds, Inc.

The Portfolio Manager of the Fund is Robert E. Patterson, who also serves as Vice President of the Fund and Senior Vice President of the Manager. Mr. Patterson has been the person principally responsible for the day-to-day management of the Fund's portfolio since February 1992. During the past seven years, Mr. Patterson has also served as an officer and portfolio manager for certain mutual funds managed by the Manager (Oppenheimer funds).

YEAR 2000 RISKS. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

The Manager and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Fund's Custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Fund. The extent of that risk cannot be ascertained at this time.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN. Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Fund (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Fund will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on the ASE, or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.



16   The New York Tax-Exempt Income Fund, Inc.


GENERAL INFORMATION CONCERNING THE FUND (CONTINUED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued). Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO, 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the ASE section of newspapers. The Fund's ASE trading symbol is XTX. Weekly comparative net asset value (NAV) and market price information about The New York Tax-Exempt Income Fund, Inc. is published each Monday in The Wall Street Journal and The New York Times and each Saturday in Barron's in a table under the heading "Closed-End Bond Funds."


17   The New York Tax-Exempt Income Fund, Inc.

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

OFFICERS AND DIRECTORS
James C. Swain, Chairman and Chief Executive Officer
Bridget A. Macaskill, Director and President
Robert G. Avis, Director
William A. Baker, Director
Charles Conrad, Jr., Director
Jon S. Fossel, Director
Sam Freedman, Director
Raymond J. Kalinowski, Director
C. Howard Kast, Director
Robert M. Kirchner, Director
Ned M. Steel, Director
George C. Bowen, Director, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
Robert E. Patterson, Vice President
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

INVESTMENT ADVISOR
OppenheimerFunds, Inc.

TRANSFER AGENT AND REGISTRAR
Shareholder Financial Services, Inc.

CUSTODIAN OF PORTFOLIO SECURITIES
Citibank, N.A.

INDEPENDENT AUDITORS
Deloitte & Touche LLP

LEGAL COUNSEL
Myer, Swanson, Adams & Wolf, P.C.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of capital stock in the open market at prevailing market prices.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

18   The New York Tax-Exempt Income Fund, Inc.